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                                                                    EXHIBIT 99.1

                              [FORM OF PROXY CARD]

                                      PROXY
                            GOTHIC ENERGY CORPORATION


                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD [________], 2000
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Andrew McGuire and Linda Esley, or either of them, proxies with full power of substitution to vote all shares of common stock of Gothic Energy Corporation standing in the name of the undersigned at the special meeting of Gothic Energy Corporation shareholders to be held on [__________], [________], 2000, at 10:00 AM local time, at Two Warren Place,
19th Floor, 6120 South Yale Avenue, Tulsa, Oklahoma and any adjournment thereof, as follows:

Proposal to approve the Agreement and Plan of Merger among Gothic Energy Corporation, Chesapeake Energy Corporation and Chesapeake Merger 2000 Corp.

         [ ] FOR                [ ] AGAINST              [ ] ABSTAIN


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE MERGER AGREEMENT. IF OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES ON THOSE MATTERS.

      (CONTINUED, AND TO BE SIGNED AND DATED, ON REVERSE SIDE)



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Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                           Dated ______________________________, 2000

                           Signature_________________________________

                           Signature_________________________________


PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.